Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2005 (the “Report”) of Federal Services Acquisition Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Peter M. Schulte, President and Chief Financial Officer of the Registrant, hereby certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2006	By:	/s/ Peter M. Schulte
Peter M. Schulte
President and Chief Financial Officer

(Principal Financial Officer)